DYCOM INDUSTRIES, INC. Fiscal 2016 - 1st Quarter Presentation November 24, 2015 Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on September 4, 2015 and our other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 14 through 19 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Participants and Agenda Introduction and Q1-16 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Participants Agenda

4  Strong first quarter performance  Contract revenues of $659.3 million in Q1-16 compared to $510.4 million in Q1-15. Organic growth of 21.9% excluding contract revenues of businesses not included for the entire period of Q1-16 and Q1-15  Non-GAAP Adjusted EBITDA of $105.7 million, or 16.0% of revenues in Q1-16, compared to $66.4 million, or 13.0% in Q1-15  Non-GAAP Adjusted Diluted EPS of $1.24 in Q1-16 compared to $0.59 diluted earnings per share in Q1-15  Acquisition and Financing Transactions  Repurchased 954,224 common shares for $70.0 million at an average price of $73.35 per share  Acquired TelCom Construction, Inc. for approximately $49 million in August 2015  Issued $485.0 million senior convertible notes at 0.75% coupon maturing in September 2021  Redeemed $277.5 million 7.125% senior subordinated notes Financial charts - $ in millions, except earnings per share amounts Q1-16 Overview and Highlights See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures. * Q1-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q1-15. *

5 Industry increasing network bandwidth dramatically  Major industry participants deploying significant wireline networks  Newly deployed networks provisioning 1 gigabit speeds; speeds beyond 1 gigabit envisioned  Industry developments are producing opportunities which in aggregate are without precedent Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this new standard are accelerating  Customer multi-year initiatives are being outlined publicly, implemented locally Clear that calendar 2015 has been the foundational year for a massive investment cycle in wireline networks Dycom’s scale, market position and financial strength position it well as opportunities continue to expand Industry Update

6  Top 5 customers represented 64.9% of revenues in Q1-16 compared to 59.4% in Q1-15  All Top 5 customers with double digit organic growth during Q1-16:  AT&T - 15.4%  CenturyLink - 16.5%  Comcast - 21.8%  Verizon - 71.2%  Unnamed customer - 120.9% Revenue Highlights  Organic growth of 21.9%, fourth sequential quarter with double digit organic growth  Revenues from Q1-16 Top 5 customers combined increased 32.8% organically. All other customers combined increased 6.0% organically See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures.

7 Customers Description Area Approximate Term (in years) AT&T Construction and Maintenance Services North Carolina, South Carolina, Georgia, Florida 3 Windstream Construction and Maintenance Services North Carolina 3 Comcast Construction and Maintenance Services Washington 2 Verizon Engineering Services Massachusetts, Rhode Island, New York, New Jersey, Maryland, Virginia 1 Various Rural and Municipal Broadband Wisconsin, North Carolina, South Carolina 1 Backlog and Awards Notes: Our backlog represents the estimated amounts under master service agreements and other contractual agreements, including long-term contracts, for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions Financial charts - $ in millions

8 As a % of Revenues 13.0% 16.0%  Revenues of $659.3 million, organic growth of 21.9% year-over-year. Recently acquired businesses contributed $39.5 million in Q1-16 as compared to $1.9 million in Q1-15  Non-GAAP Adjusted EBITDA increased to 16.0% of revenue in Q1-16 compared to 13.0% in Q1-15  Gross margin % increased 215 basis points from an improved mix of customer opportunities and improved leverage on field and equipment costs, including lower fuel cost as compared to Q1-15  G&A as a % of revenue declined 95 basis points from strong operating leverage on our increased scale  Non-GAAP Adjusted Diluted EPS of $1.24 in Q1-16 compared to $0.59 diluted EPS in Q1-15 Financial Highlights See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures. * Q1-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q1-15. Financial charts - $ in millions, except earnings per share amounts

9 Q1-16 Financing Transactions $485 million Senior Convertible Notes, 0.75% coupon, due 2021 (“Notes”)  Value allocated between debt and equity components on issuance  Debt discount of $116.4 million amortizes as GAAP interest expense over the 6-year term of the Notes, but will not require cash interest payments  Notes convertible into common shares if share price exceeds $96.89 (represents 30% premium above share price on date of issuance) Convertible Note Hedge (“Note Hedge”) with bank counterparties  Invested $115.8 million in Note Hedge to offset future dilution, if any, from conversion of Notes Warrants sold to bank counterparties  Received $74.7 million for sale of warrants with a strike price of $130.43 per share (represents 75% premium above share price on date of issuance) Q1-16 Financing transactions significantly reduce future cash interest costs. Proceeds used to redeem $277.5 million of 7.125% Notes and repurchase shares. Component ($ in millions) Debt Equity Principal $ 485.0 Less: Debt discount (116.4) Net carrying amount (a) $ 368.6 $ 116.4 Summary:  $485 million 0.75% Senior Convertible Debt, due 2021  Economic dilution only when Dycom’s share price exceeds $130.43 per share. (a) Net carrying amount on Notes issuance and prior to any deferred financing costs.

10  Balance sheet reflects the strength of our business  Operating cash flows used $28.9 million including outflows of $19.1 million for the redemption of our 7.125% Senior Subordinated Notes. Remaining operating cash flow funded strong organic growth.  Capital expenditures, net of disposals, of $39.4 million support growth and replacement needs  During Q1-16, paid approximately $49 million to acquire TelCom Construction, Inc.  Repurchased 954,224 common shares for $70.0 million at an average price of $73.35 per share Cash Flow and Liquidity Notes: Amounts above may not add due to rounding. (a) Availability on Revolver presented net of $54.4 million and $58.0 million for outstanding L/C’s under the Senior Credit Agreement at Q4-15 and Q1-16, respectively. - Days sales outstanding is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, divided by average revenue per day during the respective quarter. Financial tables - $ in millions

Q2-2016 Outlook

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues)

	Q2-2015 Included for comparison	Q2-2016 Outlook and Commentary	
Contract Revenues	$ 441.1	**$ 530 - $ 550**	➢ Expectation of normal winter weather patterns ➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, CAF II launches, core market share growth ➢ Total revenue expected to include more than $20.0 million of revenue in Q2-16 from businesses acquired in Q4-15 and Q1-16
Gross Margin %	19.4%	Gross Margin % which increases from Q2-15	➢ Expectation of normal winter weather and an improving mix of customer growth opportunities ➢ Q2 margins display impacts of seasonality including: - inclement winter weather - fewer available workdays due to holidays - reduced daylight work hours - restart of calendar payroll taxes
G&A Expense %	9.5%	G&A as a % of revenue declines slightly from Q2-15	➢ G&A as a % of revenue declines slightly from operating leverage on our increased scale; Total G&A includes costs of recently acquired businesses
Share-based compensation	$ 3.7	$ 4.3	➢ Share-based compensation is included in G&A Expense % outlook
Depreciation & Amortization	$ 23.3	$ 29.5 - $ 30.2	➢ Depreciation and amortization reflects increased cap-ex and recently acquired businesses ➢ Amortization of approximately $4.7 million in Q2-16 compared to $4.1 million in Q2-15
Adjusted Interest Expense	$ 6.7	Approximately $ 3.6 Non-GAAP Adjusted Interest Expense	➢ Q2-16 includes 0.75% cash coupon on senior convertible notes, interest on senior credit agreement, amortization of debt issuance costs and other interest ➢ Q2-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.1 million
Other Income	$ 1.7	$ 1.1 - $ 1.5	
Non-GAAP Adjusted EBITDA %	10.8%	Adjusted EBITDA % which exceeds the Q2-15 result	***Adjusted EBITDA increases from revenue growth and improved operating performance***
Diluted Earnings per Share	$ 0.27	Non-GAAP Adjusted Diluted EPS **$ 0.52 - $ 0.60**	➢ Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on senior convertible notes. See slide 18 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share for the second quarter of fiscal 2016.
Diluted Shares	35.1 million	33.7 million	

See "Regulation G Disclosure" slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures.

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Looking Ahead to Q3-2016

DYCOM

Financial table- $ in millions (% as a percent of contract revenues)

	Q3-2015 Included for comparison	Q3-2016 Outlook and Commentary	
Contract Revenues	$ 492.4	Total revenue growth % in high teens or slightly better as % of revenue compared to Q3-15	➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, CAF II underway, core market share growth, cable capacity projects expanding ➢ Total revenue expected to include approximately $20.0 million of revenue in Q3-16 from businesses acquired in Q4-15 and Q1-16
Gross Margin %	21.1%	Gross Margin % which increases from Q3-15	➢ Improving mix of customer growth opportunities ➢ Expectation of normal winter weather and related impacts on productivity during early Q3-16
G&A Expense %	9.1%	G&A as a % of revenue declines from Q3-15	➢ G&A as a % of revenue declines from operating leverage on our increased scale; Total G&A includes costs of recently acquired businesses
Share-based compensation	$ 3.2	$ 4.0	➢ Share-based compensation is included in G&A Expense % outlook
Depreciation & Amortization	$ 24.0	$ 30.1 - $ 30.8	➢ Depreciation and amortization reflects increased cap-ex and recently acquired businesses ➢ Includes amortization of approximately $4.6 million in Q3-16 compared to $4.1 million in Q3-15
Adjusted Interest Expense	$ 6.6	Approximately $ 3.6 Non-GAAP Adjusted Interest Expense	➢ Q3-16 includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest ➢ Q3-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.2 million
Other Income	$ 3.5	$ 3.0 - $ 3.5	
Non-GAAP Adjusted EBITDA %	12.8%	Non-GAAP Adjusted EBITDA % which increases from Q3-15	***Adjusted EBITDA increases from revenue growth and improved operating performance***

See "Regulation G Disclosure" slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures.

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13 Conclusion Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses with overall cable capital expenditures, new build opportunities, and capacity expansion projects increasing  Connect America Fund (“CAF”) II projects in planning and engineering, construction launching shortly  Customers are consolidating supply chains creating opportunities for market share growth Encouraged that industry participants are increasingly committing to multi-year capital spending initiatives which in most cases are meaningfully accelerating and expanding in scope

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Revenue
Unaudited
($ in millions)

	Contract Revenues	NON-GAAP ADJUSTMENTS: *Revenues from businesses acquired*	NON-GAAP ADJUSTMENTS: *Revenues from storm restoration services*	Non-GAAP Organic Revenues	Revenue Growth (Decline) %: GAAP %	Revenue Growth (Decline) %: Non-GAAP - Organic %
Q1-16 Organic Growth:						
Q1-16	$ 659.3	$ (39.5)	$ -	$ 619.7	29.2%	21.9%
Q1-15	$ 510.4	$ (1.9)	$ -	$ 508.5		
Prior Quarters Prior Quarters Organic Growth (Decline):						
Q4-15	$ 578.5	$ (11.8)	$ -	$ 566.7	20.0%	18.2%
Q4-14	$ 482.1	$ (2.8)	$ -	$ 479.3		
Q3-15	$ 492.4	$ (8.9)	$ -	$ 483.4	15.5%	13.4%
Q3-14	$ 426.3	$ -	$ -	$ 426.3		
Q2-15	$ 441.1	$ (9.5)	$ -	$ 431.5	12.9%	10.5%
Q2-14	$ 390.5	$ -	$ -	$ 390.5		
Q1-15	$ 510.4	$ (10.1)	$ -	$ 500.3	(0.5)%	(2.4)%
Q1-14	$ 512.7	$ -	$ -	$ 512.7		
Q4-14	$ 482.1	$ (9.5)	$ -	$ 472.6	0.7%	(0.7)%
Q4-13	$ 478.6	$ (2.6)	$ -	$ 476.1		
Q3-14	$ 426.3	$ (5.5)	$ -	$ 420.7	(2.5)%	(3.8)%
Q3-13	$ 437.4	$ -	$ -	$ 437.4		
Q2-14	$ 390.5	$ (111.5)	$ -	$ 279.0	5.7%	0.9%
Q2-13	$ 369.3	$ (75.9)	$ (16.7)	$ 276.7		

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19.

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15 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's) Appendix: Regulation G Disclosure Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19.

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Revenue – certain customers
Unaudited
($ in millions)

	Total Contract Revenue	Top 5 Customers combined*	All customers (excluding Top 5 Customers)	AT&T	CenturyLink	Verizon
GAAP Revenue						
Q1-16	$ 659.3	$ 427.9	$ 231.3	$ 125.8	$ 102.9	$ 64.1
Q1-15	$ 510.4	$ 303.2	$ 207.2	$ 108.5	$ 66.9	$ 37.4
GAAP Revenue - % Changes	**29.2%**	**41.2%**	**11.6%**	**16.0%**	**53.8%**	**71.3%**
Non-GAAP Adjustments						
Q1-16 - Revenue from businesses acquired in FY'15 and Q1-16	$ (39.5)	$ (27.3)	$ (12.3)	$ (0.7)	$ (26.6)	$ (0.0)
Q1-15 - Revenue from businesses acquired in Q1-15	$ (1.9)	$ (1.4)	$ (0.5)	$ -	$ (1.4)	$ -
Non-GAAP Organic Revenue						
Q1-16	$ 619.7	$ 400.7	$ 219.0	$ 125.1	$ 76.4	$ 64.0
Q1-15	$ 508.5	$ 301.8	$ 206.7	$ 108.5	$ 65.5	$ 37.4
Non-GAAP Organic Revenue - % Changes						
Organic Revenue % Change	**21.9%**	**32.8%**	**6.0%**	**15.4%**	**16.5%**	**71.2%**

* Includes AT&T, CenturyLink, Comcast, Verizon, and Unnamed customer in both Q1-16 and Q1-15. For Comcast and Unnamed customer, there was no revenue from businesses acquired in either the current year or prior year period.

Note: Amounts above may not add due to rounding.

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19.

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17 Appendix: Regulation G Disclosure Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. GAAP Reconciling Item Adjusted Non-GAAP Contract revenues 659,268$ -$ 659,268$ Cost of earned revenues, excluding depreciation and amortization 506,978 - 506,978 General and administrative expenses 51,464 - 51,464 Depreciation and amortization 27,449 - 27,449 Total 585,891 - 585,891 Interest expense, net (9,131) 1,780 (7,351) Loss on debt extinguishment (16,260) 16,260 - Other income, net 1,469 - 1,469 Income before income taxes 49,455 18,040 67,495 Provision for income taxes 18,631 6,837 25,468 Net income 30,824$ 11,203$ 42,027$ Basic earnings per share 0.94$ 0.33$ 1.27$ Diluted earnings per share 0.91$ 0.33$ 1.24$ Shares used in computing Basic EPS (in 000's): 32,871 32,871 Shares used in computing Diluted EPS (in 000's): 33,887 33,887 Three Months Ended October 24, 2015 Q1-16

18 Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Guidance – Diluted Earnings per Common Share Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. (a) Guidance for Diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending January 23, 2016 were computed using approximately 33.7 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.1 million in pre-tax interest expense during the three months ending January 23, 2016 for non-cash amortization of the debt discount associated with its 0.75% senior convertible notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures. Guidance for the Three Months Ending January 23, 2016 (a) Diluted earnings per common share $ 0.44 - $ 0.52 Adjustment After-tax non-cash amortization of debt discount (b) $ 0.08 Non-GAAP Adjusted Diluted Earnings per Common Share $ 0.52 - $ 0.60

19 Appendix: Regulation G Disclosure Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items, and "Non-GAAP Adjusted Diluted Earnings per Common Share" as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s 0.75% senior convertible notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the notes represents a debt discount. The debt discount will be amortized over the term of the notes but will not result in periodic cash interest payments. During the quarter ended October 24, 2015, the Company recognized approximately $1.8 million in pre-tax interest expense for non-cash amortization of the debt discount associated with the Notes. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment - The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes on September 15, 2015. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Tax impacts of adjusted results - The tax impact of the adjusted results for the quarter ended October 24, 2015 was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ended January 23, 2016 was calculated using an effective tax rate used for financial planning and forecasting future results.

DYCOM INDUSTRIES, INC. Fiscal 2016 - 1st Quarter Presentation November 24, 2015